northerntrust.com
© 2011 Northern Trust Corporation
Service Expertise Integrity Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
Northern Trust
Corporation
William L. Morrison
Executive Vice President
& Chief Financial Officer
Morgan Stanley Financials Conference
The New York Palace Hotel
New York, New York
February 2, 2011
Exhibit 99.1

2 Morgan Stanley Financials Conference
Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to
Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2009 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

3 Morgan Stanley Financials Conference
Agenda
Northern Trust Corporation
Excellent Strategic Positioning
Personal Financial Services
Corporate & Institutional Services
Northern Trust Global Investments
Financial Positioning

4 Morgan Stanley Financials Conference
Founded in 1889, Northern Trust Corporation is a global leader in asset management and asset servicing for institutional and personal clients.
Operations & Technology:
Integrated global operating platform
Serving personal and
institutional clients
$1.3 billion in technology
spending, 2007-2009
Personal Financial Services:
Leading advisor to affluent market
$154 billion AUM
$370 billion AUC
Corporate & Institutional Services:
Leading global custodian
$3.7 trillion AUC
$489 billion AUM
Northern Trust Global Investments:
Leading asset manager for
personal & institutional clients
$644 billion AUM
As of December 31, 2010
Client Centric, Highly Focused Business Model
Personal
Clients
Institutional
Clients
Integrated Operations & Technology Platform
Asset
Servicing
Asset
Management
$4.1T Assets
Under Custody
$644B Assets
Under Mgmt.

98.1
94.0
87.7
104.3
110.4
117.2
134.7
148.3
132.4
145.2
154.4
2000
2002
2004
2006
2008
2010

Northern Trust

5 Morgan Stanley Financials Conference
Network of PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides within
a 45-minute drive of Northern Trust offices.
Arizona
(6)
Florida
(25)
Illinois
(15)
Colorado
(1)
Nevada
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(10)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Wisconsin
(1)
Ohio
(1)
Minnesota
(1)
Massachusetts (1)
Personal Financial Services
Extensive Reach in the Affluent Market
Investing in the Business:
Making strategic hires around the country
Acquisition of Los Angeles-based Waterline Partners
Continuing to augment our investment capabilities
Expanding to Washington D.C. in 2011
Evaluating international expansion opportunities
PFS Assets Under Management
($ Billions)
CAGR +5%
S&P500 CAGR  0%

1.5
1.5
1.3
1.9
2.3
2.7
3.3
3.8
2.7
3.3
3.7
2000
2002
2004
2006
2008
2010

Northern Trust

6 Morgan Stanley Financials Conference
CAGR +10%
S&P500 CAGR      0%
US$EAFE CAGR +1%
The
Americas
Europe,
Middle East,
and Africa
Asia Pacific
Corporate & Institutional Services
Positioned Globally for Growth
C&IS Assets Under Custody
($ Trillions)
Strategically Positioned
in Three Dynamic Regions
Investing in the Business:
Growing our Global Fund Services business
Building relationships with sovereign wealth funds and financial institutions
Expanding the breadth of capabilities offered to clients
Continuing to enhance our technology platform to provide innovative solutions
Converted our Beijing office to a full service licensed branch

7 Morgan Stanley Financials Conference
Investing in the Business:
Focusing on international growth through strategic hires and product development
Building exchange-traded fund products
Expanding alternative investment capabilities
Driving revenue growth through direct sales of our core capabilities
Assets Under Management: $643.6 Billion
A Diversified Asset Manager
Across Asset Classes Across Client Segments Across Styles
Northern Trust Global Investments
Client Focused, Diversified Investment Manager
As of
December
31, 2010
$42 Billion
(6%)
$308 Billion
(48%)
Active
$281 Billion
(44%)
Index
Manager
of Managers
$489 Billion
Institutional
$154 Billion
Personal
Equities
$291 Billion
(45%)
Fixed Income
$123 Billion
(19%)
Short
Duration
$213 Billion
(33%)
Other
$17 Billion
(3%)
Other
$13 BN
(2%)

Morgan Stanley Financials Conference northerntrust.com
© 2011 Northern Trust Corporation
Service Expertise Integrity Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
Financial Positioning

9 Morgan Stanley Financials Conference
2010 Financial Performance
2009
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses*
Provision for Credit Losses
Pre-Tax Income
Taxes
Operating* Net Income
Operating* EPS
$2,082
$382
$265
$958
$3,687
$2,531
$160
$996
$347
$649
$2.65
2010 % Change
n/m
-14%
+3%
-8%
-4%
+8%
-26%
-22%
-18%
-24%
-15%
$2,084
$446
$257
$1,040
$3,827
$2,334
$215
$1,278
$425
$853
$3.11
*Northern Trust is providing operating results, which exclude Visa related adjustments, in order to provide a clearer indication of the results and trends in Northern Trust's core businesses.
($ in millions, except EPS)
+ Net new business
+ Equity markets
– Securities lending
– Fee waivers
– Lower volatility
– Interest rates
+/ –
Credit costs

4.20%
1.34%
2.70%
0.64%
NPAs
to Loans
NCOs to
Avg. Loans

Northern Trust

10 Morgan Stanley Financials Conference
Consistently Strong and Conservative Balance Sheet
85% of Northern Trust’s
total securities portfolio
composed of triple-A
rated securities
88% of Asset-Backed
Securities rated triple-A
Exposure to subprime
Asset-Backed securities
relative to the overall
portfolio minimal at ~1%
The securities portfolio
is in a net unrealized
gain position
Relationship-based
lending practices
Consistent and conservative
underwriting standards
Loan quality is notably better
than peer averages
Northern Trust
Top 20 Peer Avg.
Diversified, High Quality
Loan Portfolio
High Quality, Short Duration
Securities Portfolio
NTRS data as of December 31, 2010; peer data as of September 30, 2010.  Source: SNL Financial.

11 Morgan Stanley Financials Conference
Capital Ratios
Tier 1 Capital                    13.4% 13.6% 6.0%
Total Risk-Based              15.8% 15.7% 10.0%
Tier 1 Common Equity 12.8% 13.1% -
Outstanding Capital Strength
Tier 1 Capital
Risk-weighted Assets
$7.0bn
$51.4bn
12.5%                      8.5%
14.6%                    10.5%
12.5%                      7.0%
Pro-forma Basel III*
Proposed
12/31/10
Guideline
$6.4bn
$51.2bn
– Credit risk
+ Operational risk
“Well
Capitalized”
12/31/09
12/31/10
Guideline
Current period capital ratios are preliminary until finalized in the 2010 Annual Report.
– Trust preferred
– OCI adjustments
Basel I
*Pro-forma Basel III ratios represent Northern Trust’s estimates calculated using the current methodologies provided by the oversight body of the Basel Committee as Northern Trust currently understands them. The proposed guidelines represent the minimum capital requirements, inclusive of the capital conservation buffer, currently proposed to be effective in 2019.  The ultimate impact of the new capital  standards on Northern Trust will depend on a number of factors, including further changes to the Basel III methodologies and the rulemaking and implementation by the U.S. banking regulators. Therefore, these estimates  are subject to change.

Morgan Stanley Financials Conference northerntrust.com
© 2011 Northern Trust Corporation
Service Expertise Integrity Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
Concluding Thoughts

13 Morgan Stanley Financials Conference
Market Leader in Focused Businesses
Largest Personal Trust provider in the United States
Best Private Bank in North America (Financial Times, November 2010 and 2009)
Best Global Investor Services House (Euromoney, July 2010)
One of the largest Fund Administrators in Ireland and Guernsey
11   largest manager of worldwide institutional assets (Pensions & Investments, May 2010)
Strong History of Organic Growth
Assets Under Custody CAGR of 10% 2000 - 2010
Net new business up 28% in 2010 versus prior year
Continuing to invest in the business
Distinctive Financial Strength
85% of securities portfolio rated triple A
NPAs to loans relatively low at 1.34%
Tier 1 Common Equity ratio of 13.1%
96% of total Tier 1 Capital is Tier 1 Common Equity
Invested & Experienced Management Team
Combined service at Northern Trust of 189 years
As of
December
31, 2010
Strategically Positioned for Growth
th

Morgan Stanley Financials Conference northerntrust.com
© 2011 Northern Trust Corporation
Service Expertise Integrity Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
Morgan Stanley Financials Conference
Questions?
Northern Trust
Corporation
William L. Morrison
Executive Vice President
& Chief Financial Officer